Exhibit 10.17

FORM OF PLAN

PHILIP MORRIS INTERNATIONAL BENEFIT EQUALIZATION PLAN

Effective as of January 1, 2008

i

PHILIP MORRIS INTERNATIONAL BENEFIT EQUALIZATION PLAN

The Philip Morris International Benefit Equalization Plan governs the rights of an Employee whose benefit under the Retirement Plan or the Profit-Sharing Plan, or both Qualified Plans, is subject to one or more of the Statutory Limitations. The liabilities allocable to Employees, former employees and retired employees of the international tobacco operations conducted by the Company and the other Participating Companies have been transferred from the Benefit Equalization Plan maintained by Altria Corporate Services, Inc. to the Plan.

It is intended that Grandfathered Benefit Equalization Retirement Allowances and Grandfathered Benefit Equalization Profit-Sharing Allowances with respect to Grandfathered Employees and Grandfathered Retired Employees not be subject to the requirements of Section 409A of the Code and that the Plan be interpreted and administered in accordance with this intention. The Plan as hereinafter set forth shall be effective with respect to Employees who incur a Separation from Service on or after January 1, 2008, except as otherwise provided herein. The Plan will also be the source of benefits to former employees of Philip Morris International Inc. and its subsidiaries who terminated employment prior to January 1, 2008.

The Plan is three separate plans, programs or arrangements. Each portion shall be treated as a separate plan, program or arrangement from the other portions. One portion of the Plan provides benefits to a Retired Employee (or his Spouse or other Beneficiary) solely in excess of the Section 415 Limitations; the second portion of the Plan provides benefits to a Retired Employee (or his Spouse or other Beneficiary) attributable solely to the Compensation Limitation; the third portion of the Plan provides benefits to a Retired Employee (or his Spouse or other Beneficiary) because payment of the benefit from one or both of the Qualified Plans could result in a failure to meet the nondiscrimination requirements of Section 401(a)(4) of the Code or the coverage requirements of Section 410(b) of the Code.

ARTICLE I

DEFINITIONS

The following terms as used herein and in the Preamble shall have the meanings set forth below. Any capitalized term used herein or in the Preamble and not defined below shall have the meaning set forth in the Retirement Plan or the Profit-Sharing Plan, as the context may require.

(a) “Actuarial Equivalent” shall mean a benefit which is at least equivalent in value to the benefit otherwise payable pursuant to the terms of the Plan, based on the actuarial principles and assumptions set forth in Exhibit I to the Retirement Plan; provided, however, that a Single Sum Payment of all or any portion of a benefit payable pursuant to the terms of the Plan shall be the Actuarial Equivalent of such benefit (or portion of such benefit) payable in equal monthly payments during a twelve (12) month period for the life of the recipient commencing at the applicable BEP Benefit Commencement Date, using the actuarial principles and assumptions set forth in Exhibit A to the Plan.

(b) “Allowance” or “Allowances” shall mean a Benefit Equalization Retirement Allowance, determined under ARTICLE II A of the Plan and a Benefit Equalization Profit-Sharing Allowance, determined under ARTICLE II B of the Plan.

(c) “Beneficiary” shall mean:

(1) in the case of a Retired Employee who is to receive all or a portion of his Benefit Equalization Retirement Allowance after his Separation from Service in a Single Sum Payment pursuant to ARTICLE II C(1)(a) of the Plan, but who dies after his Separation from Service and before such Single Sum Payment is made:

(i) if the Retired Employee is married on the date of his death, the Beneficiary of such Single Sum Payment shall be the Spouse to whom he was married on the date of death; and

(ii) if the Retired Employee is not married on the date of his death, the Beneficiary of such Single Sum Payment shall be the Retired Employee’s estate.

An Employee or Retired Employee may designate any other person or persons as the Beneficiary who is to receive a Single Sum Payment of his Benefit Equalization Retirement Allowance in the event that he dies after his Separation from Service and before such Single Sum Payment is paid to him by timely filing a beneficiary designation form with the Administrator (or his delegate), provided, however, that if the Employee or Retired Employee is married on the date of the filing of such beneficiary designation form, his Spouse must consent, in writing before a notary public or a duly authorized representative of his Participating Company, to such designation.

(2) In the case of a Grandfathered Employee who has elected to receive after his Separation from Service that portion of his Benefit Equalization Retirement

Allowance equal to the Grandfathered Benefit Equalization Retirement Allowance in the form of an Optional Payment described in ARTICLE I (z)(i)(2) or I (z)(i)(3) pursuant to ARTICLE II C(2) of the Plan, the person or persons designated by the Grandfathered Employee to receive (or who, pursuant to the terms of such Optional Payment, will receive) after his death a benefit according to the option elected by the Grandfathered Employee.

(3) In the case of an Employee or Retired Employee who has been credited with a Benefit Equalization Profit-Sharing Allowance and who dies prior to the payment of such Benefit Equalization Profit-Sharing Allowance (or prior to the payment of the then remaining balance of such Benefit Equalization Profit-Sharing Allowance in the case of a Grandfathered Employee who has elected to receive that portion of his Benefit Equalization Profit-Sharing Allowance equal to the Grandfathered Benefit Equalization Profit-Sharing Allowance in the form of an Optional Payment pursuant to ARTICLE II D(3) of the Plan):

(i) if the Employee or Retired Employee is married on the date of his death, the Beneficiary of such Benefit Equalization Profit-Sharing Allowance shall be the Spouse to whom he was married on the date of death; and

(ii) if the Employee or Retired Employee is not married on the date of his death, the Beneficiary of such Benefit Equalization Profit-Sharing Allowance shall be the Employee’s or Retired Employee’s estate.

An Employee or Retired Employee may designate any other person or persons (including a trust created by the Employee or Retired Employee during his lifetime or by will) as Beneficiary of his Benefit Equalization Profit-Sharing Allowance in the event of his death by timely filing a beneficiary designation form with the Administrator (or his delegate), provided that if the Employee or Retired Employee is married on the date of the filing of such beneficiary designation form, his Spouse must consent, in writing before a notary public or a duly authorized representative of his Participating Company, to such designation.

(d) “Benefit Equalization Joint and Survivor Allowance” shall mean the total amount that would be payable during a twelve (12) month period as a reduced Benefit Equalization Retirement Allowance to a Retired Employee for life and after his death the amount payable to his Spouse for life equal to one-half of the reduced Benefit Equalization Retirement Allowance payable to the Retired Employee (regardless of whether such form of benefit was available to such Retired Employee and his Spouse), which together shall be the Actuarial Equivalent of the Benefit Equalization Retirement Allowance of the Retired Employee.

(e) “Benefit Equalization Profit-Sharing Allowance” or “Profit-Sharing Allowance” shall mean the benefit determined under ARTICLE II B of the Plan and payable at the times and in the forms set forth in ARTICLE II D of the Plan. The Benefit Equalization Profit-Sharing Allowance shall be comprised of the Grandfathered Benefit Equalization Profit-Sharing Allowance, if any, and the remaining portion of such Allowance.

(f) “Benefit Equalization Retirement Allowance” shall mean the benefit determined under ARTICLE II A of the Plan and payable at the times and in the forms set forth in ARTICLE II C of the Plan. The Benefit Equalization Retirement Allowance shall be comprised of the Grandfathered Benefit Equalization Retirement Allowance, if any, and the remaining portion of such Allowance.

(g) “Benefit Equalization Survivor Allowance” shall mean the benefit payable to:

(i) the Spouse of a Deceased Employee; and

(ii) the Spouse of a deceased Retired Employee;

in an amount equal one-half of the reduced Benefit Equalization Retirement Allowance which would have been payable in the form of a Benefit Equalization Joint and Survivor Allowance to the Deceased Employee or deceased Retired Employee (regardless of whether such form of benefit was available to such Deceased Employee or deceased Retired Employee).

(h) “Benefits Committee” shall mean the Philip Morris International Benefits Committee.

(i) “BEP Benefit Commencement Date” shall mean the date on which the benefit to which the recipient is entitled to is paid or commences to be paid pursuant to the application filed in accordance with ARTICLE II E of the Plan, or if no such application is filed, in accordance with the terms of the Plan as determined in the sole discretion of the Administrator. All such Allowances (regardless of to whom paid) not paid in a Single Sum Payment are paid in arrears so that the actual date of payment shall be the first day of the calendar month next succeeding the BEP Benefit Commencement Date.

(i) Except as provided in clauses (ii), (iii), (iv) and (v) hereof, the BEP Benefit Commencement Date of the Benefit Equalization Retirement Allowance shall be the Payment Date, but not later than the Latest Payment Date.

(ii) (A) Except as provided in clause (ii)(B), the BEP Benefit Commencement Date of that portion of a Benefit Equalization Retirement Allowance that is the Grandfathered Benefit Equalization Retirement Allowance payable in the form of an Optional Payment pursuant to an election under ARTICLE II C(2) to a Grandfathered Retired Employee shall be the Benefit Commencement Date of the Grandfathered Retired Employee’s Full, Deferred or Early Retirement Allowance under the Retirement Plan.

(B) The BEP Benefit Commencement Date of that portion of a Benefit Equalization Retirement Allowance that is the Grandfathered Benefit Equalization Retirement Allowance payable in the form of an Optional Payment with respect to a Grandfathered Retired Employee who voluntarily retires within the one (1) year period following the date of the filing of his application for an Optional Payment with the Administrator pursuant to ARTICLE II C(2) or whose employment is terminated for misconduct (as determined by the Benefits Committee) within such one (1) year period, shall be the first day of the month following the expiration of the one (1) year period following the date of the filing of his application for an Optional Payment.

(iii) The BEP Benefit Commencement Date of that portion of a Benefit Equalization Retirement Allowance that is the Grandfathered Benefit Equalization Retirement Allowance payable to a Grandfathered Retired Employee who is only eligible for a Vested Retirement Allowance shall be the Benefit Commencement Date of the Retired Employee’s Vested Retirement Allowance under the Retirement Plan.

(iv) The BEP Benefit Commencement Date of any Benefit Equalization Retirement Allowance described in ARTICLE II A(1)(f) shall be the BEP Benefit Commencement Date set forth in the General Release Agreement; provided, however, that if no time of payment is specified, the BEP Benefit Commencement Date shall be the first day of the third calendar month following the month in which the Employee Separates from Service, but no later than the 15th day of the third month following the end of the Employee’s first taxable year in which the right is no longer subject to a substantial risk of forfeiture or the 15th day of the third month following the end of the Employee’s Participating Company first taxable year in which the right is no longer subject to a substantial risk of forfeiture; provided, however that no such Benefit Equalization Allowance shall change either the time or form of payment of the Grandfathered Benefit Equalization Retirement Allowance of a Grandfathered Employee otherwise payable pursuant to the terms of the Plan.

(v) (A) Except as provided in clause (B), the BEP Benefit Commencement Date of the Benefit Equalization Profit-Sharing Allowance shall be the Payment Date, but not later than the Latest Payment Date.

  (B) The BEP Benefit Commencement Date of that portion of a Benefit Equalization Profit-Sharing Allowance that is the Grandfathered Benefit Equalization Profit-Sharing Allowance payable in the form of an Optional Payment pursuant to an election under ARTICLE II D(3) to a Grandfathered Retired Employee shall be the date specified in the application.

(vi) (A) Except as provided in clause (B), the BEP Benefit Commencement Date of the Benefit Equalization Survivor Allowance payable to the Spouse of a Deceased Employee or deceased Retired Employee shall be the Survivor Allowance Payment Date, but not later than the Survivor Allowance Latest Payment Date.

(B) The BEP Benefit Commencement Date of that portion of the Benefit Equalization Survivor Allowance that is derived from the Grandfathered Benefit Equalization Retirement Allowance that is payable to:

(1)	the Spouse of a Grandfathered Deceased Employee; or

(2)	the Spouse of a deceased Grandfathered Retired Employee,

shall, in each case, be the Benefit Commencement Date of the Survivor Allowance payable to such Spouse under the Retirement Plan, provided that the Spouse may elect in accordance with the provisions of ARTICLE II, A5(c) or (f) of the Retirement Plan, as applicable to the Spouse, that the BEP Benefit Commencement Date be the first day of any month thereafter, but not later than the later of (i) the first day of the second calendar month following the month in which the Grandfathered Deceased Employee or deceased Grandfathered Retired Employee died (or if his date of birth was on the first day of a calendar month, the first day of the calendar month next following the calendar month in which the Grandfathered Deceased Employee or deceased Grandfathered Retired Employee died), or (ii) the date that would have been the Grandfathered Deceased Employee’s or deceased Grandfathered Retired Employee’s Unreduced Early Retirement Benefit Commencement Date.

(j) “Change in Circumstance” shall mean:

(i) the marriage of the Grandfathered Employee or Grandfathered Retired Employee;

(ii) the divorce of the Grandfathered Employee or Grandfathered Retired Employee from his spouse (determined in accordance with applicable state law), provided

(A) such spouse was the Beneficiary who is to receive an Optional Payment, or

(B) the Grandfathered Employee or Grandfathered Retired Employee elected to receive an Optional Payment pursuant to ARTICLE I(z)(i)(1) of the Plan;

(iii) the death of the Beneficiary designated by the Grandfathered Employee or Grandfathered Retired Employee to receive an Optional Payment after the death of the Grandfathered Retired Employee; or

(iv) a medical condition of the Beneficiary, based on medical evidence satisfactory to the Administrator, which is expected to result in the death of the

Beneficiary within five (5) years of the filing of an application for change in Optional Payment method pursuant to ARTICLE II C(2) or ARTICLE II D(2) hereof.

(k) “Company” shall mean PMI Global Services Inc. PMI Global Services Inc. is the sponsor of the Plan.

(l) “Compensation” shall have the same meaning as in the Retirement Plan, except that in computing the Retirement Allowance and Benefit Equalization Retirement Allowance of an Employee in salary bands A and B who was not age fifty-five (55) or older at December 31, 2006, Compensation shall mean the lesser of his (i) base salary, plus annual incentive award, and (ii) base salary, plus annual incentive award at a business rating of 100 and individual performance rating of “Exceeds”.

(m) “Compensation Limitation” shall mean the limitation of Section 401(a)(17) of the Code on the annual compensation of an Employee which may be taken into account under the Qualified Plans.

(n) “Date of Retirement” shall have the same meaning as in the Retirement Plan.

(o) “Earned and Vested” shall mean, when referring to an Allowance or any portion of an Allowance, an amount that, as of January 1, 2005, is not subject to a substantial risk of forfeiture (as defined in Treasury Regulation §1.83-3(c)) or a requirement to perform future services.

(p) “Employee” shall mean any person employed by a Participating Company who has accrued a benefit under the Retirement Plan or the Profit-Sharing Plan but whose entire accrued benefit, if computed without regard to the Statutory Limitations, cannot be paid under the Retirement Plan or Profit-Sharing Plan, or both Qualified Plans, as a result of the Statutory Limitations, provided that an Employee shall not include:

(i) an EPF Employee; or

(ii) an employee of a Participating Company who has elected to participate in the target payment arrangement; provided, however, that nothing shall deprive such employee of any Grandfathered Benefit Equalization Retirement Allowance and Grandfathered Benefit Equalization Profit-Sharing Allowance earned.

(q) “Grandfathered Benefit Equalization Joint and Survivor Allowance” shall mean the total amount that would be payable during a twelve (12) month period as a reduced Grandfathered Benefit Equalization Retirement Allowance to a Grandfathered Retired Employee for life and after his death the amount payable to his Spouse for life equal to one-half of the reduced Grandfathered Benefit Equalization Retirement Allowance payable to the Grandfathered Retired Employee, which together shall be the Actuarial Equivalent of the Grandfathered Benefit Equalization Retirement Allowance of the Grandfathered Retired Employee.

(r) “Grandfathered Benefit Equalization Optional Payment Allowance” shall mean, with respect to that portion of a Grandfathered Retired Employee’s Benefit Equalization Retirement Allowance that is the Grandfathered Benefit Equalization Retirement Allowance, the total amount payable during a twelve (12) month period in accordance with one of the payment methods described in ARTICLE II, A4(d) of the Retirement Plan and designated by the Grandfathered Retired Employee in his application for an Optional Payment under ARTICLE II C(2) of the Plan, pursuant to which the Grandfathered Retired Employee receives for life after his Date of Retirement a reduced Grandfathered Benefit Equalization Retirement Allowance in equal monthly payments for life and after his death after his Date of Retirement his Beneficiary receives for life a benefit in equal monthly payments according to the option elected by the Grandfathered Retired Employee, which together shall be the Actuarial Equivalent of the Grandfathered Benefit Equalization Retirement Allowance payable in equal monthly payments for the life of the Grandfathered Retired Employee after his Date of Retirement.

(s) “Grandfathered Benefit Equalization Profit-Sharing Allowance” shall mean that portion of a Grandfathered Retired Employee’s Benefit Equalization Profit-Sharing Allowance as of December 31, 2004, the right to which is Earned and Vested as of December 31, 2004, plus any future contributions to the account, the right to which was Earned and Vested as of December 31, 2004, but only to the extent such contributions are actually made, plus earnings (whether actual or notional) attributable to such Grandfathered Benefit Equalization Profit-Sharing Allowance as of December 31, 2004, or to such income.

(t) “Grandfathered Benefit Equalization Retirement Allowance” shall mean the present value of that portion (or all) of the Benefit Equalization Retirement Allowance earned to December 31, 2004 to which the Grandfathered Employee or Retired Grandfathered Employee would have been entitled under the Plan if he had voluntarily terminated services without cause on or before December 31, 2004 and received a payment on the earliest possible date allowed under the Plan to receive payment of a Benefit Equalization Retirement Allowance following the termination of services and received the benefits in the form with the maximum value; provided, however, that for any subsequent year such Grandfathered Benefit Equalization Retirement Allowance may increase to equal the present value of the benefit the Grandfathered Employee or Grandfathered Retired Employee actually becomes entitled to, in the form and at the time actually paid, determined in accordance with the terms of the Plan (including applicable Statutory Limitations) as in effect on October 3, 2004, without regard to any further services rendered by the Grandfathered Employee or Grandfathered Retired Employee after December 31, 2004, or any other events affecting the amount of or the entitlement to benefits (other than an election with respect to the time and form of an available benefit).

(u) “Grandfathered Deceased Employee” shall mean a Grandfathered Employee who died while he was an Employee at a time when he had a nonforfeitable right to any portion of his Retirement Allowance.

(v) “Grandfathered Employee” shall mean:

(i) an Employee who is entitled to a Grandfathered Benefit Equalization Retirement Allowance that was Earned and Vested; or

(ii) an Employee who is entitled to a Grandfathered Benefit Equalization Profit-Sharing Allowance,

and who, in either instance, is a participant in the executive trust and/or secular trust arrangements.

(w) “Grandfathered Retired Employee” shall mean:

(i) in the case of a Benefit Equalization Retirement Allowance, a Retired Employee who is eligible for a Grandfathered Benefit Equalization Retirement Allowance that was Earned and Vested; and

(ii) in the case of a Benefit Equalization Profit-Sharing Allowance, a Retired Employee who is eligible for a Grandfathered Benefit Equalization Profit-Sharing Allowance,

and who, in either instance, is or was a participant in the executive trust and/or secular trust arrangements.

(x) “Grandfathered Retirement Allowance” shall mean the present value of that portion (or all) of the Retirement Allowance earned to December 31, 2004 under the Retirement Plan to which the Grandfathered Employee or Grandfathered Retired Employee had a nonforfeitable right as of December 31, 2004. In calculating the amount of such Grandfathered Retirement Allowance, it shall be assumed that (i) the Grandfathered Employee or Grandfathered Retired Employee voluntarily terminated services without cause on December 31, 2004, and (ii) received a payment of his Grandfathered Retirement Allowance with the maximum value available from the Retirement Plan on the earliest possible date allowed under the Retirement Plan to receive payment of a Retirement Allowance following the termination of services, provided, however, that for any subsequent year such Grandfathered Retirement Allowance may increase to equal the present value of the benefit the Grandfathered Employee or Grandfathered Retired Employee actually becomes entitled to, determined in accordance with the terms of the Retirement Plan as in effect on October 3, 2004, without regard to any further services rendered by the Grandfathered Employee or Grandfathered Retired Employee after December 31, 2004, or any other events affecting the amount of or the entitlement to benefits.

(y) “Latest Payment Date” shall mean the later of:

(i) December 31st of the year in which the Payment Date occurs, and

(ii) the fifteenth day of the third month following the Payment Date.

(z) “Optional Payment” shall mean:

(i) the following optional forms in which that portion of a Benefit Equalization Retirement Allowance that is the Grandfathered Benefit Equalization Retirement Allowance of a Grandfathered Retired Employee may be paid:

(1) in equal monthly payments for the life of the Grandfathered Retired Employee,

(2) in the form of a Grandfathered Benefit Equalization Joint and Survivor Allowance, or

(3) in the form of a Grandfathered Benefit Equalization Optional Payment Allowance, and

(ii) in the case of that portion of a Benefit Equalization Profit-Sharing Allowance that is the Grandfathered Benefit Equalization Profit-Sharing Allowance of a Grandfathered Employee or Grandfathered Retired Employee, any of the methods of distribution permitted under ARTICLE VII of the Profit-Sharing Plan (other than a Single Sum Payment payable at the time specified in ARTICLE II D(1) of the Plan) and in the event the Grandfathered Employee or Grandfathered Retired Employee dies before distribution of that portion of his Benefit Equalization Profit-Sharing Allowance that is the Grandfathered Benefit Equalization Profit-Sharing Allowance is made, commences to be made or is fully distributed, to his Beneficiary in accordance with the method of distribution designated by such Grandfathered Employee or Grandfathered Retired Employee; provided, however, that payment to a Beneficiary who is not the Spouse of the Grandfathered Employee or Grandfathered Retired Employee shall be made no later than one (1) year following the death of the Grandfathered Employee or Grandfathered Retired Employee.

Any election to receive an Optional Payment with respect to any Allowance or Allowances under the Plan shall be independent of any election with respect to benefits payable under the Retirement Plan, the Profit-Sharing Plan, or any other plan of a member of the Controlled Group.

(aa) “Payment Date” shall mean the first day of the third calendar month following the month in which the Employee Separates from Service; provided, however, that in all cases of a Separation from Service other than on account of death, the Payment Date in the case of a Specified Employee shall be the first day of the calendar month following the date that is six (6) months following the date that such Specified Employee Separates from Service.

(bb) “Plan” shall mean the Philip Morris International Benefit Equalization Plan described herein and in any amendments hereto.

(cc) “Profit-Sharing Plan” shall mean the Philip Morris International Deferred Profit-Sharing Plan, effective January 1, 2008 and as amended from time to time.

(dd) “Qualified Plans” shall mean the Retirement Plan and the Profit-Sharing Plan.

(ee) “Retired Employee” shall mean a former Employee who is eligible for or in receipt of, an Allowance. A Retired Employee shall cease to be such when he has received all of the Allowances payable to him under the Plan.

(ff) “Retirement Plan” shall mean the Philip Morris International Retirement Plan, effective as of January 1, 2008, and as amended from time to time.

(gg) “Section 415 Limitations” shall mean:

(i) in the case of the Retirement Plan, the limitations on benefits applicable to defined benefit plans set forth in Section 415 of the Code and the Treasury Regulations promulgated thereunder, and

(ii) in the case of the Profit-Sharing Plan, the limitations on contributions applicable to defined contribution plans set forth in Section 415 of the Code and the Treasury Regulations promulgated thereunder.

(hh) “Separation from Service”, “Separates from Service” or “Separated from Service” shall each have the same meaning as the term “separation from service” in Treasury Regulation §1.409A-1(h)(1).

(ii) “Single Sum Payment” shall mean payment of a benefit or portion of a benefit in a single payment to a Retired Employee, or to the Spouse or other Beneficiary of an Employee, Deceased Employee or deceased Retired Employee. A Single Sum Payment shall be (i) the Actuarial Equivalent of the (or portion of the) Benefit Equalization Retirement Allowance payable in equal monthly payments during a twelve (12) month period for the life of the Retired Employee, and (ii) the Actuarial Equivalent of the (or portion of the) Benefit Equalization Survivor Allowance payable in equal monthly payments during a twelve (12) month period for the life of the Spouse of the Deceased Employee or deceased Retired Employee.

(i) A Single Sum Payment shall be the exclusive form of distribution of the Benefit Equalization Retirement Allowance, except with respect to:

(A) that portion of the Benefit Equalization Retirement Allowance derived solely from the Grandfathered Benefit Equalization Retirement Allowance and that is payable to a Grandfathered Retired Employee who is only eligible for a Vested Retirement Allowance at his Separation from Service; and

(B) that portion of the Benefit Equalization Retirement Allowance derived solely from the Grandfathered Benefit Equalization Retirement Allowance and that is payable to a Grandfathered Retired Employee who has timely elected to receive after his Date of Retirement that portion of his Benefit Equalization Retirement Allowance equal to the Grandfathered Benefit Equalization Retirement Allowance in the form of an Optional Payment pursuant to ARTICLE II C(2) of the Plan and which election does not cease to be of any force and effect pursuant to ARTICLE II C(2) hereof.

(ii) A Single Sum Payment shall be the exclusive form of distribution of the Benefit Equalization Survivor Allowance, except with respect to that portion of the Benefit Equalization Survivor Allowance derived solely from the Grandfathered Benefit Equalization Retirement Allowance payable to the Spouse of a Grandfathered Deceased Employee or the Spouse of a deceased Grandfathered Retired Employee.

(iii) A Single Sum Payment shall be the exclusive form of distribution of the Benefit Equalization Profit-Sharing Allowance, except with respect to that portion of the Benefit Equalization Profit-Sharing Allowance derived solely from the Grandfathered Benefit Equalization Profit-Sharing Allowance payable to a Grandfathered Retired Employee who has timely elected to receive after his Date of Retirement that portion of his Benefit Equalization Profit-Sharing Allowance equal to the Grandfathered Benefit Equalization Profit-Sharing Allowance in the form of an Optional Payment pursuant to ARTICLE II D(3) of the Plan.

(jj) “Specified Employee” shall have the meaning given in Treasury Regulation §1.409A-1(i).

(kk) “Statutory Limitations” shall mean:

(i) the Section 415 Limitations,

(ii) the Compensation Limitation,

(iii) the nondiscrimination requirements of Section 401(a)(4) of the Code, and

(iv) the coverage requirements of Section 410(b) of the Code.

(ll) “Survivor Allowance Latest Payment Date” shall mean the later of

(i) December 31st of the year in which the Survivor Allowance Payment Date occurs, and

(ii) the fifteenth day of the third month following the Survivor Allowance Payment Date.

(mm) “Survivor Allowance Payment Date” shall mean the first day of the third calendar month following the month in which the Deceased Employee or deceased Retired Employee died.

The masculine pronoun shall include the feminine pronoun unless the context clearly requires otherwise.

ARTICLE II

BENEFIT EQUALIZATION RETIREMENT ALLOWANCES AND

BENEFIT EQUALIZATION PROFIT-SHARING ALLOWANCES

A.	Benefit Equalization Retirement Allowances and other benefits payable under this Plan shall be as follows:

(1) (a) Subject to the provisions of subparagraphs (d), (e) and (f) hereof, the Benefit Equalization Retirement Allowance with respect to a Retired Employee (other than a Grandfathered Retired Employee) shall equal the sum of (i) and (ii) below:

(i) the amount by which the Retirement Allowance under the Retirement Plan accrued to the Date of Retirement, if computed without regard to the Statutory Limitations, exceeds the amount of the Retirement Allowance actually payable under the Retirement Plan, plus

(ii) in the case of a Retired Employee who is eligible to receive an enhanced benefit under the Qualified Plan (such as a benefit payable pursuant to a voluntary early retirement program or a shutdown benefit), but whose additional accrued benefit resulting solely from participation in such program or benefit may not be paid from the Qualified Plan because of the nondiscrimination requirements of Section 401(a)(4) of the Code, or the coverage requirements of Section 410(b) of the Code, the amount of such additional accrued benefit payable to such Retired Employee solely as a result of his participation in such program or benefit.

(b) Subject to the provisions of subparagraphs (d) and (e) and ARTICLE II F, the Benefit Equalization Retirement Allowance with respect to a Grandfathered Retired Employee who is a participant in the target payment arrangement shall equal the amount by which the Grandfathered Benefit Equalization Retirement Allowance exceeds the amount of the Grandfathered Retirement Allowance.

(c) Subject to the provisions of subparagraphs (d), (e) and (f) and ARTICLE II F, the Benefit Equalization Retirement Allowance with respect to a Grandfathered Retired Employee who is not a participant in the target payment arrangement shall equal the sum of (i) and (ii) below:

(i) the amount by which the Retirement Allowance under the Retirement Plan accrued to the Date of Retirement, if computed without regard to the Statutory Limitations, exceeds the amount of the Retirement Allowance actually payable under the Retirement Plan, plus

(ii) in the case of a Grandfathered Retired Employee who is eligible to receive an enhanced benefit under the Qualified Plan (such as a benefit payable pursuant to a voluntary early retirement program or a shutdown benefit), but whose additional accrued benefit resulting solely from participation in such program or benefit may not be paid from the

Qualified Plan because of the nondiscrimination requirements of Section 401(a)(4) of the Code, or the coverage requirements of Section 410(b) of the Code, the amount of such additional accrued benefit payable to such Grandfathered Retired Employee solely as a result of his participation in such program or benefit.

In no event shall any increase in a Grandfathered Employee’s Benefit Equalization Retirement Allowance resulting from an amendment to the Salaried Plan to add or remove a subsidized benefit change the time and form of payment of the Benefit Equalization Retirement Allowance earned prior to the date of such amendment.

(d) In the event that all or any portion of the Benefit Equalization Retirement Allowance with respect to the Retired Employee described in ARTICLE II A(1)(a), ARTICLE II A(1)(b) or ARTICLE II A(1)(c) is paid in a Single Sum Payment prior to the Retired Employee’s Benefit Commencement Date in accordance with the provisions of ARTICLE II C, the amount of such Benefit Equalization Retirement Allowance shall equal the amount by which the Retirement Allowance under the Retirement Plan accrued to the Date of Retirement, if computed without regard to the Statutory Limitations, is reasonably estimated by the Administrator to exceed the amount of the Retirement Allowance which is projected by the Administrator to be actually payable under the Retirement Plan.

(e) In the event that all or any portion of the Benefit Equalization Retirement Allowance with respect to a Retired Employee described in ARTICLE II A(1)(a), ARTICLE II A(1)(b) or ARTICLE II A(1)(c) is paid in a Single Sum Payment in accordance with the provisions of ARTICLE II C prior to the date the Retired Employee shall have specified on his application for retirement as the Benefit Commencement Date of his Retirement Allowance under the Retirement Plan, the Single Sum Payment shall be calculated based on the assumption that the Retired Employee elected to receive a Retirement Allowance at his Unreduced Early Retirement Benefit Commencement Date or Unreduced Vested Retirement Benefit Commencement Date, as applicable to the Retired Employee.

(f) If, as a result of the execution of a General Release Agreement (and not revoking it), (A) an Employee first obtains a legally binding right to payment of an increase in his Benefit Equalization Retirement Allowance, (B) as of the first date the Employee obtains a legally binding right to such increase it is subject to a substantial risk of forfeiture (within the meaning of Treasury Regulation §1.409A-1(d)), then the amount of such increase in the Benefit Equalization Allowance with respect to such Employee shall be the amount as set forth in the General Release Agreement and shall be payable at the BEP Benefit Commencement Date specified in ARTICLE I(i)(iv), provided, however that no such increase in an Employee’s Benefit Equalization Allowance shall change either the time or form of payment of the Grandfathered Benefit Equalization Retirement Allowance of a Grandfathered Employee otherwise payable pursuant to the terms of the Plan. The provisions of this paragraph are in lieu of and not in addition to the benefits provided pursuant to the provisions of ARTICLE II A(1)(a)(ii) or ARTICLE II A(1)(c)(ii).

(2) (a) The Spouse of

(i) a Deceased Employee, or

(ii) a deceased Retired Employee (other than a deceased Grandfathered Retired Employee) who has died after his Date of Retirement and before his BEP Benefit Commencement Date shall, in each case, be eligible to receive a Benefit Equalization Survivor Allowance.

(b) The Spouse of a deceased Grandfathered Retired Employee who has died after his Date of Retirement and before his BEP Benefit Commencement Date shall be eligible to receive a Benefit Equalization Survivor Allowance, provided that the deceased Grandfathered Retired Employee did not make an election for a Grandfathered Benefit Equalization Optional Payment Allowance and designated a Beneficiary other than his Spouse.

(c) The Spouse of a Grandfathered Retired Employee described in ARTICLE II A(1)(b) or ARTICLE II A(1)(c) of the Plan whose request for an Optional Payment pursuant to ARTICLE I(z)(i)(1) or ARTICLE I(z)(i)(2) of the Plan with respect to that portion of his Benefit Equalization Retirement Allowance that is the Grandfathered Benefit Equalization Allowance has been granted by the Administrator, but who dies after his Date of Retirement and prior to his BEP Benefit Commencement Date, shall be eligible to receive a Benefit Equalization Survivor Allowance.

(3) The Beneficiary of a Grandfathered Retired Employee whose request for an Optional Payment in the form of a Grandfathered Benefit Equalization Optional Payment Allowance has been granted by the Administrator, but who dies after his Date of Retirement and prior to his BEP Benefit Commencement Date shall be eligible to receive that portion of the Grandfathered Benefit Equalization Optional Payment Allowance elected by the Grandfathered Retired Employee which is payable after the death of the Grandfathered Retired Employee.

B.	Benefit Equalization Profit-Sharing Allowances payable under this Plan shall be as follows:

(1) (a) The Benefit Equalization Profit-Sharing Allowance with respect to an Employee who is not a Grandfathered Retired Employee shall equal the amounts which would have been credited, but were not credited to his Company Account as a result of the Statutory Limitations.

(b) The Benefit Equalization Profit-Sharing Allowance with respect to a Grandfathered Employee who is a participant in the target payment arrangement shall equal the Grandfathered Benefit Equalization Profit-Sharing Allowance.

(c) The Benefit Equalization Profit-Sharing Allowance with respect to a Grandfathered Employee who is not a participant in the target payment arrangement shall equal the sum of the Grandfathered Benefit Equalization Profit-Sharing Allowance, plus the amounts which would have been credited, but were not credited to his Company Account (as defined in the Profit-Sharing Plan) on and after January 1, 2005 as a result of the Statutory Limitations.

(2) All such amounts shall be deemed to have been invested in Part A of the Fund (as defined in the Profit-Sharing Plan) and valued in accordance with the provisions of the Profit-Sharing Plan.

C.	BEP Benefit Commencement Date and termination of Benefit Equalization Retirement Allowances payable in the form of an Optional Payment:

(1) (a)(i) The Benefit Equalization Retirement Allowance payable pursuant to ARTICLE II A(1)(a) of the Plan shall be distributed to a Retired Employee in a Single Sum Payment on the Benefit Commencement Date specified in ARTICLE I(i)(i). If a Retired Employee described in ARTICLE II A(1)(a) dies after his Date of Retirement and before payment of his Benefit Equalization Retirement Allowance is paid in a Single Sum Payment, his Beneficiary shall receive a Single Sum Payment on the Benefit Commencement Date specified in ARTICLE I (i)(i).

(ii) The Benefit Equalization Retirement Allowance payable pursuant to paragraph A(1)(b) and (c) of the Plan shall be distributed to a Grandfathered Retired Employee who is eligible for an Early, Full or Deferred Retirement Allowance at his Separation from Service in a Single Sum Payment on the BEP Benefit Commencement Date specified in ARTICLE I(j)(i), unless the Administrator has approved the election of the Grandfathered Retired Employee to have distribution of that portion of his Benefit Equalization Retirement Allowance that is the Grandfathered Benefit Equalization Retirement Allowance made in the form of an Optional Payment pursuant to subparagraph (2) of this ARTICLE II C, in which case the BEP Benefit Commencement Date of his Grandfathered Benefit Equalization Retirement Allowance made in the form of an Optional Payment shall be as specified in ARTICLE I(i)(ii)(A) or (B), as applicable to the Grandfathered Retired Employee. If a Grandfathered Retired Employee described in ARTICLE II, A(1) (b) or (c) who is eligible for an Early, Full or Deferred Retirement Allowance at his Separation from Service dies after his Date of Retirement and before payment of his Benefit Equalization Retirement Allowance in a Single Sum Payment, his Beneficiary shall receive a Single Sum Payment on the BEP Benefit Commencement Date specified in ARTICLE I(i)(i), provided, that the Administrator has not granted the Grandfathered Retired Employee’s application to receive an Optional Payment.

(iii) the Benefit Equalization Retirement Allowance payable pursuant to paragraph A(1)(b) or (c) of the Plan shall be distributed to a Grandfathered Retired Employee who is only eligible for a Vested Retirement Allowance at his Separation from Service, as follows:

(y) that portion of the Benefit Equalization Retirement Allowance that is the Grandfathered Benefit Equalization Allowance shall be distributed in accordance with the Grandfathered Retired Employee’s BEP Benefit Commencement Date described in ARTICLE I(i)(iii) of the Plan and shall be paid in the same form of Optional Payment which the Grandfathered Retired Employee’s Vested Retirement Allowance is paid from the Retirement Plan; and

(z) that portion of the Benefit Equalization Retirement Allowance that is not the Grandfathered Benefit Equalization Allowance shall be distributed to the Retired Employee in a Single Sum Payment on Benefit Commencement Date specified in ARTICLE I(i)(i).

(b) (i) The amount of the Benefit Equalization Retirement Allowance to be distributed in a Single Sum Payment pursuant to subparagraph (iii)(z) above, shall equal the present value of such Allowance that would be payable to the Retired Employee as of the date he will attain the age of sixty-five (65). The present value of such Benefit Equalization Retirement Allowance shall be determined as of the first day of the month following the month in which the Retired Employee Separated from Service (or died, in the case of a payment to the Spouse of the deceased Retired Employee).

(ii) If such Benefit Equalization Retirement Allowance payable in a Single Sum Payment is paid after the Payment Date, interest (at a rate determined in the sole discretion of the Administrator), from the date the Retired Employee Separated from Service to the last day of the month preceding the month in which payment is made, shall be added to the amount of the Benefit Equalization Retirement Allowance otherwise payable to the Retired Employee (or Spouse).

(2) (a)(1) A Grandfathered Retired Employee who is eligible to retire on a Full, Deferred or Early Retirement Allowance at his Separation from Service may make application to the Administrator to receive an Optional Payment with respect to his Grandfathered Benefit Equalization Retirement Allowance in lieu of the Single Sum Payment otherwise payable after his Date of Retirement. The application for an Optional Payment shall specify:

(i) the form in which such Optional Payment is to be paid, and

(ii) the Beneficiary, if any, who will receive benefits after the death of the Grandfathered Retired Employee; and

(iii) the BEP Benefit Commencement Date.

(b) In the case of a Grandfathered Retired Employee who eighteen (18) months prior to attaining the age of sixty-five (65) years could be compulsorily retired by his Participating Company upon attaining the age of sixty-five (65) years pursuant to Section 12(c) of the Age Discrimination in Employment Act, any application for an Optional Payment must be filed with the Administrator more than one (1) year preceding the date the Grandfathered Retired Employee attains the age of sixty-five (65) years.

(c) The Administrator may grant or deny any such application in its sole and absolute discretion. Except as provided in subparagraphs (d)(i) and (f) of this ARTICLE II C, a Grandfathered Retired Employee shall not receive that portion of his Benefit Equalization Retirement Allowance that is the Grandfathered Benefit Equalization Retirement Allowance in the form of a Single Sum Payment after the Administrator has granted the Grandfathered Retired Employee application for an Optional Payment. In the event the Grandfathered Retired Employee incurs a Change in Circumstance on or after the date of the filing of the application for an Optional Payment and prior to his BEP Benefit Commencement Date, the Grandfathered

Retired Employee may file an application with the Administrator within ninety (90) days of the Change in Circumstance, but in no event later than his BEP Benefit Commencement Date, to change the form of Optional Payment, or to change the Beneficiary who is to receive a benefit after the death of the Grandfathered Retired Employee in accordance with the Optional Payment method originally filed with the Administrator.

(d) An application for an Optional Payment shall be of no force and effect if:

(i) the Grandfathered Retired Employee does not retire on a Full, Deferred or Early Retirement Allowance,

(ii) the Grandfathered Retired Employee incurs a disability at any time before the date his Optional Payment commences to be made which causes him to be eligible for benefits under the Philip Morris International Long-Term Disability Plan, or

(iii) the Grandfathered Retired Employee is retired for ill health, or disability under ARTICLE II A 3(a) of the Retirement Plan.

(e) In the event the application for an Optional Payment is of no force and effect as a result of an event described in clauses (ii) or (iii) of ARTICLE II C(2)(d) of the Plan, payment of that portion of the Grandfathered Retired Employee’s Benefit Equalization Retirement Allowance that is the Grandfathered Benefit Equalization Retirement Allowance shall be made in a Single Sum Payment pursuant to ARTICLE II C(1)(a) of the Plan on the Payment Date, but not later than the Latest Payment Date, but otherwise such application for an Optional Payment shall be effective on the Grandfathered Retired Employee’s Date of Retirement on a Full, Deferred or Early Retirement Allowance and the Grandfathered Retired Employee’s benefits shall commence on the BEP Benefit Commencement Date specified in ARTICLE I(j)(ii)(A) of the Plan; provided, however, that if within the one (1) year period following the date of the filing of the application with the Administrator the Grandfathered Retired Employee voluntarily retires or his employment is terminated for misconduct (as determined by the Administrator) by any member of the Controlled Group, the Optional Payment shall be reduced by one percent (1%) for each month (or portion of a month) by which the month in which the Grandfathered Retired Employee’s termination of employment precedes the first anniversary of the filing of the application with the Administrator and his benefits shall commence in the BEP Benefit Commencement Date specified in ARTICLE I(j)(ii)(B) of the Plan.

(f) Notwithstanding the preceding provisions of this paragraph C,

(i) the Administrator may cause the distribution of that portion of the Benefit Equalization Retirement Allowance that is the Grandfathered Benefit Equalization Retirement Allowance to any group of similarly situated Retired Employees (or their Spouses or other Beneficiaries) in a Single Sum Payment or as an Optional Payment; and

(ii) the Administrator shall distribute that portion of an Employee’s Benefit Equalization Retirement Allowance that is the Grandfathered Benefit Equalization Retirement Allowance in a Single Sum Payment if such portion of the Benefit Equalization Retirement Allowance payable in equal monthly payments is not more than $250 per month.

(3) The Benefit Equalization Survivor Allowance payable pursuant to ARTICLE II A(2)(a) shall be paid in a Single Sum Payment on the Survivor Allowance Payment Date, but not later than the Survivor Allowance Latest Payment Date, provided, however, that the portion of the Benefit Equalization Survivor Allowance that is derived from the Grandfathered Benefit Equalization Retirement Allowance shall be paid on the BEP Benefit Commencement Date described in ARTICLE I(i)(vi)(B).

(4) The Benefit Equalization Retirement Allowance payable pursuant to ARTICLE II A(2)(b) and ARTICLE II A(2)(c) shall be paid on the BEP Benefit Commencement Date described in ARTICLE I(i)(vi)(B).

D. Commencement and termination of Benefit Equalization Profit-Sharing Allowances:

(1) The Benefit Equalization Profit-Sharing Allowance payable pursuant to ARTICLE II B(1)(a), (b) or (c) shall be distributed to the Retired Employee in a Single Sum Payment on the Payment Date, but not later than the Latest Payment Date, unless, solely in the case of a Grandfathered Retired Employee, the Administrator has approved his election to have distribution of that portion of his Benefit Equalization Profit-Sharing Allowance that is the Grandfathered Benefit Equalization Profit-Sharing Allowance made in accordance with ARTICLE II D(3) of the Plan.

(2) If an Employee or Retired Employee dies before his Single Sum Payment has been paid and without having the approval by the Administrator for payment of that portion of his Benefit Equalization Profit-Sharing Allowance that is the Grandfathered Benefit Equalization Profit-Sharing Allowance in the form of an Optional Payment, the Single Sum Payment otherwise payable to the Employee or Retired Employee shall be paid to his Beneficiary on the Payment Date, but not later than the Latest Payment Date.

(3) (a) A Grandfathered Employee may make application to the Administrator to receive an Optional Payment with respect to that portion of his Benefit Equalization Profit-Sharing Allowance that is the Grandfathered Benefit Equalization Profit-Sharing Allowance in lieu of the Single Sum Payment otherwise payable to him on the Benefit Commencement Date specified in ARTICLE I(i)(v)(A) after he becomes a Grandfathered Retired Employee. The application for an Optional Payment shall specify:

(i) the form in which such Optional Payment is to be paid;

(ii) the Beneficiary who will receive the balance of that portion of his Benefit Equalization Profit-Sharing Allowance that is the Grandfathered Benefit Equalization Profit-Sharing Allowance after the death of the Grandfathered Employee or Grandfathered Retired Employee.

(b) In the case of a Grandfathered Employee who eighteen (18) months prior to attaining the age of sixty-five (65) years could be compulsorily retired by his Participating Company upon attaining the age of sixty-five (65) years pursuant to Section 12(c) of the Age Discrimination in Employment Act, any application for an Optional Payment must be filed with the Administrator more than one (1) year preceding the date the Grandfathered Employee attains the age of sixty-five (65) years.

(c) The Administrator may grant or deny any such application in its sole and absolute discretion. A Grandfathered Employee shall not receive that portion of his Benefit Equalization Profit-Sharing Allowance that is the Grandfathered Benefit Equalization Profit-Sharing Allowance in the form of a Single Sum Payment after the Administrator has granted the Grandfathered Employee’s application for an Optional Payment. In the event the Grandfathered Employee or Grandfathered Retired Employee has elected to receive his Optional Payment over the joint life expectancies of he and his Beneficiary and incurs a Change in Circumstance described in ARTICLE I(j)(ii), (iii) or (iv) hereof on or after the date of the filing of the application and prior to the date his Optional Payment commences to be paid, the Grandfathered Employee or Grandfathered Retired Employee may file an application with the Administrator within ninety (90) days of the Change in Circumstance, but in no event later than the date his Optional Payment is scheduled to commence to be paid to designate a new Beneficiary or elect to receive his Optional Payment over the life expectancy of the Grandfathered Employee or Grandfathered Retired Employee.

(d) If within the one (1) year period following the date of the filing of the application for an Optional Payment with the Administrator, the Grandfathered Employee voluntarily retires (other than for ill health, disability or hardship under ARTICLE II A(3)(a) of the Retirement Plan), voluntarily terminates his employment with his Participating Company (other than for a disability which causes him to be eligible for benefits under the Long-Term Disability Plan for Salaried Employees), or his employment is terminated for misconduct (as determined by the Administrator) by any member of the Controlled Group, the Optional Payment shall be reduced in the same manner as specified in ARTICLE II C(2)(e) hereof.

(e) If a Grandfathered Retired Employee dies after he Separates from Service and prior to the date his Grandfathered Benefit Equalization Profit-Sharing Allowance is paid or commences to be paid, payment shall be made to his Beneficiary commencing in the form and on the date specified in the application.

(4) Notwithstanding the preceding provisions of this paragraph D, (a) the Administrator may cause the distribution of that portion of the Benefit Equalization Profit-Sharing Allowance that is the Grandfathered Benefit Equalization Profit-Sharing Allowance to any group of similarly situated Beneficiaries in a Single Sum Payment or as an Optional Payment and (b) the Administrator shall distribute a Grandfathered Employee’s or Grandfathered Retired Employee’s Benefit Equalization Profit-Sharing Allowance in a Single Sum Payment if the value of such Benefit Equalization Profit-Sharing Allowance is not more than $10,000.

E. Application or Notification for Payment of Allowances:

An application for retirement pursuant to ARTICLE II B of the Retirement Plan shall be deemed notification to the Administrator of the BEP Benefit Commencement Date of a Benefit

Equalization Retirement Allowance (or other benefit) in accordance with the terms of this Plan. In the event the Employee shall not have elected an Optional Payment method with respect to his Grandfathered Benefit Equalization Retirement Allowance, any such notification shall specify the Beneficiary to whom payment of the Single Sum Payment shall be made in the event the Employee dies after his Date of Retirement and prior to his BEP Benefit Commencement Date.

An Employee or Retired Employee (or Beneficiary) shall make application to the Administrator (or his delegate) for distribution of Benefit Equalization Profit-Sharing Allowance under this Plan.

F. Reduction in Benefit Equalization Retirement Allowances and Benefit Equalization Profit-Sharing Allowances

The amount of any Grandfathered Benefit Equalization Retirement Allowance and Grandfathered Benefit Equalization Profit-Sharing Allowance otherwise payable to a Retired Employee, or his spouse or other Beneficiary pursuant to the provisions of the Plan shall be offset by:

(1) any amounts paid from the Employee’s Grantor Trust, said offset to be determined pursuant to the provisions of ARTICLE III of the Employee’s Employee Grantor Trust Enrollment Agreement; and

(2) any “offset amount” (as such term is defined in an Employee’s Cash Enrollment Agreement), said offset amount to be determined pursuant to the provisions of ARTICLE II of the Employee’s Cash Enrollment Agreement.

ARTICLE III

FUNDS FROM WHICH ALLOWANCES ARE PAYABLE

Individual accounts shall be established for the benefit of each Employee and Retired Employee (or Beneficiary) under the Plan. Any benefits payable from an individual account shall be payable solely to the Employee, Retired Employee (or Beneficiary) for whom such account was established. The Plan shall be unfunded. All benefits intended to be provided under the Plan shall be paid from time to time from the general assets of the Employee’s or Retired Employee’s Participating Company and paid in accordance with the provisions of the Plan; provided, however, that the Participating Companies reserve the right to meet the obligations created under the Plan through one or more trusts or other agreements. In no event shall any such trust or trusts be outside of the United States. The contributions by each Participating Company on behalf of its Employees and Retired Employees to the individual accounts established pursuant to the provisions of the Plan, whether in trust or otherwise, shall be in an amount which such Participating Company, with the advice of an actuary, determines to be sufficient to provide for the payment of the benefits under the Plan.

ARTICLE IV

THE ADMINISTRATOR

The general administration of the Plan shall be vested in the Administrator.

All powers, rights, duties and responsibilities assigned to the Administrator under the Retirement Plan applicable to this Plan shall be the powers, rights, duties and responsibilities of the Administrator under the terms of this Plan, except that the Administrator shall not be a fiduciary (within the meaning of Section 3(21) of ERISA) with respect to any portion or all of the Plan which is intended to be exempt from the requirements of ERISA pursuant to Section 4(b)(5) of ERISA or which is described in Section 401(a)(1) of ERISA and exempt from the requirements of Part 4 of Title I of ERISA.

ARTICLE V

AMENDMENT AND

DISCONTINUANCE OF THE PLAN

The Board may, from time to time, and at any time, amend the Plan; provided, however, that authority to amend the Plan is delegated to the following committees or individuals where approval of the Plan amendment or amendments by the shareholders of Altria Group, Inc. is not required: (1) to the Benefits Committee, if the amendment (or amendments) will not increase the annual cost of the Plan by $10,000,000 and (2) to the Administrator, if the amendment (or amendments) will not increase the annual cost of the Plan by $500,000.

Any amendment to the Plan may effect a substantial change in the Plan and may include (but shall not be limited to) any change deemed by the Company to be necessary or desirable to obtain tax benefits under any existing or future laws or rules or regulations thereunder; provided, however, that no such amendment shall deprive any Employee, Retired Employee (or Beneficiary) of any Allowances accrued at the time of such amendment.

The Plan may be discontinued at any time by the Board; provided, however, that such discontinuance shall not deprive any Employee, Retired Employee (or Beneficiary) of any Allowances accrued at the time of such discontinuance.

ARTICLE VI

FORMS; COMMUNICATIONS

The Administrator shall provide such appropriate forms as it may deem expedient in the administration of the Plan and no action to be taken under the Plan for which a form is so provided shall be valid unless upon such form. Any Plan communication may be made by electronic medium to the extent allowed by applicable law. The Administrator may adopt reasonable procedures to enable an Employee or Retired Employee to make an election using electronic medium (including an interactive telephone system and a website on the Intranet).

All communications concerning the Plan shall be in writing addressed to the Administrator at such address as may from time to time be designated. No communication shall be effective for any purpose unless received by the Administrator.

ARTICLE VII

INTERPRETATION OF PROVISIONS

The Administrator shall have the full power and authority to grant or deny requests for payment of a Benefit Equalization Retirement Allowance in accordance with a form of distribution authorized under the Retirement Plan and to grant or deny requests for payment of a Benefit Equalization Profit-Sharing Allowance in accordance with a form of distribution authorized under the Profit-Sharing Plan to the extent permitted under Code §409A. The Management Committee shall have the full power and authority to grant or deny requests for payment of a Benefit Equalization Retirement Allowance or Benefit Equalization Profit-Sharing Allowance by the Administrator.

The Administrator shall have full power and authority with respect to all other matters arising in the administration, interpretation and application of the Plan, including discretionary authority to construe plan terms and provisions, to determine all questions that arise under the Plan such as the eligibility of any employee of a Participating Company to participate under the Plan; to determine the amount of any benefit to which any person is entitled to under the Plan; to make factual determinations and to remedy any ambiguities, inconsistencies or omissions of any kind.

The Plan is intended to comply with the applicable requirements of Section 409A of the Code. Accordingly, where applicable, this Plan shall at all times be construed and administered in a manner consistent with the requirements of Section 409A of the Code and applicable regulations without any diminution in the value of benefits. Notwithstanding the preceding sentence, no Participating Company shall be liable to any person if the Internal Revenue Service or any court or other authority having jurisdiction over such matter determines for any reason that any payment under this Plan is subject to taxes, penalties or interest as a result of failing to comply with Section 409A of the Code.

ARTICLE VIII

CHANGE IN CONTROL PROVISIONS

A. In the event of a Change of Control, each Employee shall be fully vested in his Allowances and any other benefits accrued through the date of the Change of Control (“Accrued Benefits”). Each Employee (or his Beneficiary) shall, upon the Change of Control, be entitled to a lump sum in cash, payable within 30 days of the Change of Control, equal to the actuarial equivalent of his Accrued Benefits, determined using actuarial assumptions no less favorable than those used under the Supplemental Management Employees’ Retirement Plan immediately prior to the Change of Control.

B. Definition of Change of Control.

“Change of Control” shall mean the happening of any of the following events with respect to a Grandfathered Benefit Equalization Retirement Allowance and Grandfathered Benefit Equalization Profit-Sharing Allowance:

(1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, and amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of Altria Group, Inc. (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of Altria Group, Inc. entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from Altria Group, Inc., (ii) any acquisition by Altria Group, Inc., (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by Altria Group, Inc. or any corporation controlled by Altria Group, Inc. or (iv) any acquisition by any corporation pursuant to a transaction described in clauses (i), (ii) and (iii) of paragraph (3) of this Section B; or

(2) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by Altria Group, Inc.’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(3) Approval by the shareholders of Altria Group, Inc. of a reorganization, merger, share exchange or consolidation (a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 80% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns Altria Group, Inc. through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of Altria Group, Inc. or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(4) Approval by the shareholders of Altria Group, Inc. of (i) a complete liquidation or dissolution of Altria Group, Inc. or (ii) the sale or other disposition of all or substantially all of the assets of Altria Group, Inc., other than to a corporation, with respect to which following such sale or other disposition, (A) more than 80% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) less than 20% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by any Person (excluding any employee benefit plan (or related trust) of Altria Group, Inc. or such corporation), except to the extent that such Person owned 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities prior to the sale or disposition and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such sale or other disposition of assets of Altria Group, Inc. or were elected, appointed or nominated by the Board.

“Change of Control” shall mean the happening of any of the events specified in Treasury Regulation §1.409A- 3(i)(5)(v), (vi) (vii) with respect to that portion of a Benefit Equalization Allowance that is not a Grandfathered Benefit Equalization Retirement Allowance and that portion of a Benefit Equalization Profit-Sharing Allowance that is not a Grandfathered Benefit Equalization Profit-Sharing Allowance. For purposes of determining if a Change in Control has occurred, the Change in Control event must relate to a corporation identified in Treasury Regulation §1.409A- 3(i)(5)(ii), provided, however, that (i) the spin-off of the shares of Philip Morris International Inc. to the shareholders of Altria Group, Inc. shall not be considered to be a Change in Control, and (ii) any change in the Incumbent Board coincident with such spin-off shall not be considered to be a Change in Control.

EXHIBIT A

BENEFIT EQUALIZATION PLAN

ACTUARIAL ASSUMPTIONS USED TO CALCULATE A SINGLE SUM PAYMENT

INTEREST RATE: The average of the monthly rate of interest specified in Section 417(e)(3)(A)(ii)(II) of the Code, but published for 24 months preceding the Employee’s Date of Retirement, less 1/2 of 1%.

MORTALITY ASSUMPTION: The mortality table specified in Section 417(e)(3)(A)(ii)(I) of the Code and Section 1.417(e)-1(c)(2) of the Treasury Regulations (currently the table prescribed in Revenue Ruling 2001-62).